INVESTOR PRESENTATION

MAY 2012

Forward-Looking Statements

Some of the information in this presentation represents forward-looking statements that are protected under the Private Securities Litigation Reform Act of 1995. Such statements may reflect our expectations or beliefs about the future, including, without limitation, expectations or beliefs regarding our financial performance. We cannot assure you that we will achieve or realize these expectations. Like any such statements, they are subject to a number of factors, risks and uncertainties that could cause actual results to differ materially from our expectations or beliefs. These factors include items discussed in our SEC filings, including our annual report on Form 10-K for the year ended January 29, 2012. New factors emerge from time to time, and it is not possible for us to predict all such factors or assess the impact of each such factor on Krispy Kreme. If we do make forward-looking statements, we undertake no obligation to update those statements in the future in light of subsequent events. Please note that all of our SEC filings, along with other shareholder relevant information, can be found on the IR portion of our website at www.krispykreme.com.


Krispy Kreme
DOUGHNUTS

MISSION: To touch and enhance lives through the joy that is Krispy Kreme

VISION: To be the worldwide leader in sharing delicious tastes and creating joyful memories

Overview

- 75 year old branded retailer & wholesaler of high-quality doughnuts and packaged sweets
- Brand familiarity on par with Starbucks & Dunkin' Donuts
- 692 stores in 21 countries
  - 92 Company-owned shops
  - 142 domestic franchise locations
  - 458 international franchise stores
- Substantial opportunity for continued growth within the QSR category


HOT
Krispy Kreme
ORIGINAL GLAZED
NOW

Significant Opportunity for Growth



Store Count
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
692
17,000
10,000
KKD
SBUX
Dunkin' Donuts
International
Domestic

A Retrospective…. And The Way Forward

Krispy Kreme DOUGHNUTS

- Over the past four years, we have
  - Stabilized the business
  - Strengthened the balance sheet
  - Continued international growth
  - Resumed domestic growth
  - Positioned ourselves for the future

- Now, we are turning to
  - Accelerating growth to realize our full potential
  - Building sustainable profits and long-term value

Domestic Growth

Continuing to improve store economics is the key to accelerating growth domestically


KK
Krispy Kreme
DOUGHNUT FACTORY

Company Store Economics - The Future

- Keys to better restaurant economics
  - Lower upfront investment – smaller shops
  - Lower operating costs
    - Occupancy
    - Labor
    - Ingredients

- Higher average unit volumes through
  - Increased visit frequency
  - Enhanced focus on beverage
  - More consumer use occasions



Small Shop Formats

- Satellites served by nearby factory stores
  - Focus of FY10-12 Company development

- Small factory stores
  - Focus of FY13-14 Company development

- Both shop types are retail only - no wholesale distribution


HOT
Krispy Kreme
DOUGHNUTS
COFFEE

Small Shop Formats

	Small Factory	Satellites: Hot Shops	Satellites: Fresh Shops
Size	2,200-3,000 s.f.	1,000-2,500 s.f.	1,000-2,000 s.f.
Hot Doughnuts Now ™	Yes	Yes	No
Placement	Free-standing or in-line	Primarily in-line	In-line

- 3,000 s.f. small factory is large enough to produce for satellites
- Smaller factories (2,200-2,400 s.f.) would not serve as "hubs" for satellites
- Fresh shops – major presence internationally, but not currently a focus of domestic store development

Small Factory Challenge

Krispy Kreme DOUGHNUTS

- Traditional doughnut production line is 32 feet long
- Large size typically requires a shop of at least 3,000 s.f.
- Needed a smaller line that still has large production capacity


Krispy Kreme

- Solution - completely reengineered 110M line

Comparative Equipment Footprint


270 EQUIPMENT LINE
PROOFER
FRYER
GLAZER
PACKING TABLE
COOLING TUNNEL
8'–4"
31'–8"


110M EQUIPMENT LINE
PROOFER
FRYER
GLAZER
PACKING
TABLE
8'–3"
18'–8"

110M- Proofer & Fryer



110M – It's More Than an Idea



Installed in Gastonia, NC - May 9, 2012 – Patent Pending 61/642,843

FY13-14 Shop Development

Krispy Kreme DOUGHNUTS

- Focus on small factories
  - Primarily free-standing units
    - Working to better understand the investment/revenue tradeoff between free-standing and in-line units
  - Expected higher revenues from free-standing units should more than offset higher cost


EAT
Krispy Kreme
DOUGHNUTS

Comparative Retail Shop Metrics

$ in thousands

	Average unit volume	Average square footage	Median age
Free-standing factory shops open more than one year	$34/wk	3,507	13 years
New satellite shops open more than one year (all in-line, principally end cap)	$16/wk	1,869	26 months

AUVs are for the TTM April 2012

Consumer Research Goals


Tangible/ Physical
Focused Action
Emotional/ Consumer Desires
• Business Model
• Operations Excellence
• Food Cost Models
• Profitability
• Real Estate
• Labor Metrics
Menu Strategy
Store Design/ Atmosphere
Experience
• Use Occasions
• Memories
• Craving
• Sharing
• Reward
• Differentiation
LIBERTY
IN GOD WE

Financials

Financial Performance



$ in millions, except EPS amounts
$40
$20
$-
$(20)
$(40)
$(60)
$(80)
$0.60
$0.40
$0.20
$-
$(0.20)
$(0.40)
$(0.60)
$(0.80)
$(1.00)
$(1.20)
FY08
FY09
FY10
FY11
FY12
FY13E
Operating income
Net income
EPS

FY12 and FY13 amounts are adjusted net income and EPS, which:

- Exclude $4.7MM after tax gain on sale of 30% interest in KK Mexico in FY12
- Include only cash taxes currently payable, consistent with FY08-FY11

Adjusted net income and EPS are non-GAAP measures. See important disclosures in the Appendices to this presentation.

Free Cash Flow



($ in millions)
Decline in FY13E
due to higher capex
$25
$20
$15
$10
$5
$0
FY08
FY09
FY10
FY11
FY12
FY13E

Free cash flow is a non-GAAP measure. See important disclosures in the Appendices to this presentation.

Share Repurchase Authorization

- Board of Directors has authorized a share repurchase of up to $20 million
- Through May 18, the Company had repurchased 1,142,000 shares for a total of $7.7 million, an average of $6.70 per share



Krispy Kreme (Most) FAQs

- What do these new small shops cost?
- What are the ROIs?



Krispy Kreme
DOUGHNUTS

Approximate Shop Investment

$ in thousands, except rent p.s.f.

	Free-standing Factory Shop		Satellite Shop	
Square footage	3,000 (1)		2,000	
Investment				
Doughnut equipment	$	296	$	73
Furniture, fixtures & equipment		210		162
Initial franchise fee		50		25
Total franchisee-funded	$	556	$	260
Land (2)	$	840	$	280
Building shell and upfit		600		70
Soft costs		70		70
Total landlord-funded	$	1,510	$	420
Annual rent at 10%	$	151	$	75
Rate per square foot	$	50	$	40

(1) Also configured as small as 2,200 s.f.; larger version used for illustration
(2) Subject to local variation

ROI - Retail Only Factory Stores

Basis of Presentation

- Actual 4-wall results for all Company-owned retail-only shops open more than one year - TTM April 2012
- Add
  - Historical depreciation and rent expense
- Deduct
  - Pro forma rent expense at $50 p.s.f on 3,000 s.f.
  - Pro forma depreciation expense on $556,000 franchisee-funded investment
  - 4.5% royalty
  - Maintenance capex at 2% of sales
- Equals pro forma 4-wall operating income/EBITDA

Pro Forma Retail-Only Factory Shop Results

$ in thousands

	Average Shop			27 Company Shops- TTM April 2012				Margin		
	# of Shops	Volume	Franchisee Investment	Revenues	Operating Income	EBITDA	Cash Flow	Operating	EBITDA	ROI
Top quartile	7	$51/wk	$ 582	$ 18,862	$ 2,571	$ 2,970	$ 2,593	13.6%	15.7%	63.8%
2nd quartile	7	$34/wk	$ 527	12,277	1,381	1,752	1,506	11.3%	14.3%	40.8%
3rd quartile	7	$27/wk	$ 569	10,510	13	405	195	0.1%	3.9%	5.2%
4th quartile	6	$20/wk	$ 544	6,172	(584)	(260)	(383)	-9.5%	-4.2%	-11.7%
				$ 47,821	$ 3,381	$ 4,867	$ 3,911			

- Returns should be attractive at AUVs at or above $30k/week
- Company returns on 3rd and 4th quartile shops is better than indicated since Company does not pay 4.5% royalty and earns upstream Supply Chain profit.
- Improving returns at lower AUVs should permit accelerated pace of development

EBITDA is a non-GAAP measure. See important disclosures in the Appendices to this presentation.

Pro Forma New Satellite Shop Results

$ in thousands

		Average Shop		8 Company Shops - TTM April 2012				Margin		
	# of Shops	Volume	Franchisee Investment	Revenues	Operating Income	EBITDA	Cash Flow	Operating	EBITDA	ROI
Top half	4	$18/wk	$ 284	$ 3,804	$ 50	$ 196	$ 120	1.3%	5.1%	10.5%
Bottom half	4	$13/wk	$ 260	2,753	(343)	(209)	(264)	-12.5%	-7.6%	-25.4%
				$ 6,557	$ (293)	$ (13)	$ (144)			

- Returns are attractive at AUVs at the low $20k/week or more
- Some stores in sample were known high risks
- Site selection criteria have been refined based on results to-date
- Shops opened in FY12 are outperforming these numbers
- AUVs for these shops may rise as they mature; median age is 26 months

EBITDA is a non-GAAP measure. See important disclosures in the Appendices to this presentation.

Conclusion

- Krispy Kreme is a wonderful brand
- Much has been accomplished since fiscal 2008
- Strong cash flow and low debt
- Have the right strategies to drive growth
- Committed to executing on those strategies
- We expect years of continued profitable growth



Appendices

Adjusted Net Income and EPS

	Management's Earnings Guidance Year Ending February 3, 2013			Year Ended January 29, 2012
	From	Midpoint	To	
	(In thousands, except per share amounts)			
Net income, as reported	$ 15,000	$ 16,100	$ 17,200	$ 166,269
Provision for deferred income taxes	10,200	11,100	12,000	(139,403)
Gain on sale of interest in KK Mexico (net of income taxes of $1,492)	-	-	-	(4,706)
Adjusted net income	$ 25,200	$ 27,200	$ 29,200	$ 22,160
Adjusted earnings per common share:				
Basic	$ 0.36	$ 0.39	$ 0.42	$ 0.32
Diluted	$ 0.35	$ 0.38	$ 0.41	$ 0.31
Weighted average shares outstanding:				
Basic	69,600	69,600	69,600	69,145
Diluted	71,600	71,600	71,600	71,497

Adjusted Net Income and EPS

In the quarter ended January 29, 2012, the Company reversed approximately $139.6 million of valuation allowances against deferred income tax assets because management concluded that realization of such assets was more likely than not. While such reversal, which was required by GAAP, increased the Company's earnings by $139.6 million in fiscal 2012, the reversal has the effect of reducing the Company's earnings in years after fiscal 2012 as a result of an increase in the provision for income taxes in such years. This negative effect on earnings after fiscal 2012 is occurs because the reversal of the valuation allowances resulted in the recognition in fiscal 2012 of income tax benefits expected to be realized in later years; absent the reversal of the valuation allowances, any such tax benefits would have been recognized when realized in future periods upon the generation of taxable income. Accordingly, in years after fiscal 2012, the Company's effective income tax rate, which in fiscal 2012 and prior years bore no relationship to pretax income, more closely reflects the blended federal and state income tax rates in jurisdictions in which the Company operates.

Because of the increase in the Company's effective income tax rate resulting from the reversal of the valuation allowances, the Company's income tax expense in fiscal 2013 is not comparable to income tax expense in fiscal 2012 and earlier years. In addition, until such time as the Company's net operating loss carryovers are exhausted or expire, GAAP income tax expense is expected to substantially exceed the amount of cash income taxes payable by the Company.

In addition, in the second quarter of fiscal 2012, the Company realized a pretax gain of $6.2 million ($4.7 million after tax, or $.06 per share) on the sale of its 30% ownership interest in KK Mexico, an equity method investee. The Company does not expect to realize similar gains in the future.

The foregoing non-GAAP financial information and related reconciliation to GAAP measures are provided to assist the reader in understanding the effects of the above transactions and events, which are expected to be non-recurring, on the Company's results of operations for fiscal 2012, and to facilitate comparisons of fiscal 2012 and fiscal 2013 results with the Company's financial results for earlier years. In addition, the non-GAAP financial information is intended to illustrate the material difference between the Company's income tax expense and income taxes currently payable. These non-GAAP performance measures are consistent with other measurements made by management in the operation of the business which do not consider income taxes except to the extent to which those taxes currently are payable, for example, capital allocation decisions and incentive compensation measurements that are made on a pretax basis.

Free Cash Flow

$ in millions

	FY08	FY09	FY10	FY11	FY12	FY13E
Cash provided by operating activities	$ 10	$ 17	$ 20	$ 21	$ 34	$ 41
Less - capital expenditures	(6)	(5)	(8)	(10)	(12)	(20)
Less - scheduled debt principal	(2)	(1)	(1)	(1)	(2)	(2)
Equals - free cash flow	$ 2	$ 11	$ 11	$ 10	$ 20	$ 19

Free cash flow (a non-GAAP measure) is cash provided by operating activities less capital expenditures and scheduled principal payments on debt. The Company believes free cash flow is a useful measure of the Company's ability to generate cash from its operations in excess of amounts required to fund its contractual debt repayment obligations and investments in productive assets, and therefore is a useful measure of cash available for alternative business uses.

Historical Shop Results

Historical Company Shop Operating Income and EBITDA - All Shops
TTM April 2012
$ in thousands

	Source of Data	Revenues	Operating Income	Depreciation Expense	EBITDA
12 months ended January 29, 2012	FY12 10-K	$ 271,657	$ 16,782	$ 6,593	$ 23,375
Add: 3 months ended April 29, 2012	Q1 FY13 10-Q	73,341	6,684	2,097	8,781
Deduct: 3 months ended May 1, 2011	Q1 FY13 10-Q	(69,475)	(6,056)	(1,537)	(7,593)
Trailing 12 months ended April 29, 2012		$ 275,523	$ 17,410	$ 7,153	$ 24,563

EBITDA is a non-GAAP measure. Management believes EBITDA is a useful measure of shop financial performance because it measures a shop's ability to generate cash from operations, a frequently used metric in the restaurant industry.

Operating Income by Shop Type

Historical Company Shop Operating Income by Shop Type

TTM April 2012

$ in thousands

	Revenues	Operating Income	Depreciation Expense	EBITDA
Retail only	$ 49,077	$ 8,095	$ 1,863	$ 9,958
Satellite	19,620	2,044	756	2,800
Total retail-only shops	68,697	10,139	2,619	12,758
Dual channel shops	150,898	6,818	3,374	10,192
Commissaries	84,599	1,303	828	2,131
Interstore sales and other	(28,671)	(850)	332	(518)
All shop types	$ 275,523	$ 17,410	$ 7,153	$ 24,563

EBITDA is a non-GAAP measure. Management believes EBITDA is a useful measure of shop financial performance because it measures a shop's ability to generate cash from operations, a frequently used metric in the restaurant industry.

Pro Forma Shop Operating Income and EBITDA - Retail-Only Factory Shops

Pro Forma Company Shop Operating Income and EBITDA - Retail-Only Factory Shops Open More Than One Year
TTM April 2012
$ in thousands

	Revenues	Operating Income	Depreciation Expense	EBITDA	Capex at 2% of Sales	Cash Flow
Historical results - all retail-only shops	$ 49,077	$ 8,095	$ 1,863	$ 9,958	$ (981)	$ 8,977
Less: shops open less than 1 year	(1,256)	(178)	(36)	(214)	25	(189)
Historical results - shops open > 1 year	47,821	7,917	1,827	9,744	(956)	8,788
Add: Historical rent expense		1,205		1,205		1,205
Deduct: Pro forma rent expense		(3,975)		(3,975)		(3,975)
Add: Historical depreciation expense		1,827	(1,827)			
Deduct: Pro forma depreciation expense		(1,486)	1,486			
Deduct: Royalties at 4.5%		(2,107)		(2,107)		(2,107)
Pro forma retail-only factory shop results	$ 47,821	$ 3,381	$ 1,486	$ 4,867	$ (956)	$ 3,911

EBITDA is a non-GAAP measure. Management believes EBITDA is a useful measure of shop financial performance because it measures a shop's ability to generate cash from operations, a frequently used metric in the restaurant industry.

Pro Forma Retail-Only Factory Shop Results

Krispy Kreme DOUGHNUTS

$ in thousands

		Average Shop		27 Company Shops- TTM April 2012				Margin		
	# of Shops	Volume	Franchisee Investment	Revenues	Operating Income	EBITDA	Cash Flow	Operating	EBITDA	ROI
Top quartile	7	$51/wk	$ 582	$ 18,862	$ 2,571	$ 2,970	$ 2,593	13.6%	15.7%	63.8%
2nd quartile	7	$34/wk	$ 527	12,277	1,381	1,752	1,506	11.3%	14.3%	40.8%
3rd quartile	7	$27/wk	$ 569	10,510	13	405	195	0.1%	3.9%	5.2%
4th quartile	6	$20/wk	$ 544	6,172	(584)	(260)	(383)	-9.5%	-4.2%	-11.7%
				$ 47,821	$ 3,381	$ 4,867	$ 3,911			

EBITDA is a non-GAAP measure. Management believes EBITDA is a useful measure of shop financial performance because it measures a shop's ability to generate cash from operations, a frequently used metric in the restaurant industry.

Pro Forma Shop Operating Income and EBITDA - New Satellite Shops

Pro Forma Company Shop Operating Income and EBITDA - Satellite Shops Open More Than One Year
TTM April 2012
$ in thousands

		Revenues	Operating Income	Depreciation Expense	EBITDA	Capex at 2% of Sales	Cash Flow
Historical results - all satellite shops		$ 19,620	$ 2,044	$ 756	$ 2,800	$ (392)	$ 2,408
Less:	fresh shops	(2,493)	(163)	(50)	(213)	50	(163)
Less:	shops open less than 1 year	(4,287)	(690)	(162)	(852)	86	(766)
Less:	converted tunnel shops	(6,283)	(1,120)	(133)	(1,253)	125	(1,128)
Historical results - new satellite shops		6,557	71	411	482	(131)	351
Add:	Historical rent expense		403		403		403
Deduct:	Pro forma rent expense		(603)		(603)		(603)
Add:	Historical depreciation expense		411	(411)			
Deduct:	Pro forma depreciation expense		(280)	280			
Deduct:	Royalties at 4.5%		(295)		(295)		(295)
Pro forma results		$ 6,557	$ (293)	$ 280	$ (13)	$ (131)	$ (144)

EBITDA is a non-GAAP measure. Management believes EBITDA is a useful measure of shop financial performance because it measures a shop's ability to generate cash from operations, a frequently used metric in the restaurant industry.

Pro Forma New Satellite Shop Results

$ in thousands

	Average Shop			8 Company Shops - TTM April 2012				Margin		
	# of Shops	Volume	Franchisee Investment	Revenues	Operating Income	EBITDA	Cash Flow	Operating	EBITDA	ROI
Top half	4	$18/wk	$ 284	$ 3,804	$ 50	$ 196	$ 120	1.3%	5.1%	10.5%
Bottom half	4	$13/wk	$ 260	2,753	(343)	(209)	(264)	-12.5%	-7.6%	-25.4%
				$ 6,557	$ (293)	$ (13)	$ (144)			

EBITDA is a non-GAAP measure. Management believes EBITDA is a useful measure of shop financial performance because it measures a shop's ability to generate cash from operations, a frequently used metric in the restaurant industry.